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                                                                   EXHIBIT 10.12

                                     WARRANT


         THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR UNDER ANY STATE SECURITIES LAW, HAS BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRRED, PLEDGED, HYPOTHECATED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT THERETO UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAW, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

         News Communications, Inc. (the "Company") hereby grants to James A. Finkelstein (the "Holder") the right, privilege, and option to purchase up to 150,000 shares of its common stock, par value $.01 per share ("Common Stock"), at the purchase price of $1.00 per share, subject to adjustment as hereinafter provided (the "Warrant Price") in the manner and subject to the conditions hereinafter provided.

         1. Time of Exercise of Warrant. This Warrant may be exercised at any time or from time to time beginning on June 4, 2001 through 5:00 p.m., Eastern Time, on June 4, 2006. The Company in its sole discretion may extend the duration of the period in which this Warrant may be exercised.

         2. Method of Exercise. This Warrant shall be exercised in whole at any time or in part from time to time, by delivery of this Warrant with the Purchase Form attached hereto duly completed and executed to the Company at its principal executive offices accompanied by a certified or cashier's check payable to the order of the Company in payment of the Warrant Price, for the number of whole shares specified, together with appropriate endorsements or transfer documents, if any, and a check for payment of any applicable transfer or similar tax, if required. Upon clearance of the check, the Company shall make immediate delivery of a stock certificate evidencing the number of whole shares to which the Holder may be entitled. The Company shall not be required to make any cash or other adjustment in respect of any fraction of a share to which the holder would otherwise be entitled. The Holder, by acceptance of this Warrant, expressly waives any right to receive a certificate for any fraction of a share or cash payment upon the exercise of this Warrant. In case of the purchase of less than all the shares purchasable under this Warrant, the Company shall cancel this Warrant upon surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares purchasable hereunder. The Company agrees at all times to reserve or hold available a sufficient number of shares of Common Stock to cover the number of shares issuable upon the exercise of this and all other Warrants of like tenor then outstanding. All shares of Common stock issued hereunder and in conformity herewith upon payment of the Warrant Price shall be validly issued, fully paid and non-assessable.

         3. Anti-Dilution Provisions. If and to the extent that the number of issued shares of Common Stock of the Company shall be increased or reduced by change in par value, split up, stock split, reclassification, distribution of a dividend payable in stock, or the like, the number of shares subject to this Warrant and the Warrant Price shall be proportionately adjusted so that the






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Holder, upon exercise hereof shall be entitled to receive the number of shares of Common Stock which the Holder would have owned immediately following such action had this Warrant been exercised immediately prior thereto.

         In case of any reorganization or any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the continuing corporation, or in case of any sale or conveyance to another entity of the property of the Company as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company) (any such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance, a "Restructuring Event"), this Warrant shall terminate upon the effective time of such Restructuring Event unless provision is made in connection with the transaction in the sole discretion of the parties thereto for the continuation or assumption of this Warrant, or the substitution of this Warrant with new warrants of the surviving or successor entity or a parent thereof. In the event of such termination, the holder of this Warrant will be permitted for a period of at least 20 days prior to the effective time of the Restructuring Event, to exercise this Warrant, in whole or in part; provided, however, that any such exercise of this Warrant shall be deemed to have occurred immediately prior to the effective time of such Restructuring Event. If so exercised, the Holder of this Warrant shall have the right thereafter to receive the kind and amount of securities, cash or other property which he would have owned or have been entitled to receive immediately after such Restructuring Event had this Warrant been exercised immediately prior to the effective date of such Restructuring Event. The issuer of any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant shall be responsible for all of the agreements and obligations of the Company hereunder.

         In case the Company shall sell any shares of Common Stock for a consideration per share less than then-current Warrant Price, the Warrant Price in effect immediately prior to such sale shall be changed to a price (including any applicable fraction of a cent) determined by multiplying the Warrant Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares and the number of shares of Common Stock which the aggregate consideration received for the issuance of such additional shares would purchase at the Warrant Price in effect immediately prior to such sale and the denominator of which shall be the number of shares of Common Stock outstanding immediately after the issuance of such additional shares; provided, however, that no such adjustment shall be made upon (i) the exercise of any options, warrants or other rights to acquire Common Stock outstanding on the date of issuance of this Warrant or (ii) the exercise of any options, warrants or other rights to acquire Common stock granted pursuant to any employee benefit plan of the Company, whether such plan is in effect on the date of issuance of this Warrant or thereafter adopted or (iii) the issuance of any equity securities contemplated by that certain Letter Agreement dated May 8, 2001 and consummated on the date hereof by and among the Holder, James Finkelstein, Jerry Finkelstein, The Finkelstein Foundation, Inc., Shirley Finkelstein, Wilbur L. Ross, Jr., Melvyn I. Weiss, M&B Weiss Family Partnership,
J. Morton Davis, Rivkalex Corporation and Rosalind Davidowitz.

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         No adjustment in the Warrant Price shall be required unless such adjustment would require an increase or decrease of at least $0.05 per share of Common Stock; provided, however, that any adjustments which by reason of this paragraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 3 shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be. The Company shall not issue fractional shares of Common Stock upon exercise of this Warrant.

         Upon the happening of any event requiring an adjustment of the Warrant Price, the Company shall forthwith give written notice thereto to the Holder of this Warrant stating the adjusted Warrant Price and the adjusted number of shares purchasable upon the exercise hereof resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         4. Rights Prior to and Subsequent to Exercise of Warrant. This Warrant does not entitle the Holder to any of the rights of a stockholder of the Company, including, without limitation, the right to receive dividends or other distributions, to exercise any preemptive rights, to vote, or to consent or to receive notice as a stockholder of the Company. If, however, at any time prior to its expiration or redemption of this Warrant and prior to its exercise, any of the following events shall occur:

               (a) the Company shall declare any dividend payable in any securities upon its shares of Common Stock or make any distribution (other than a regular cash dividend) to the holders of its shares of Common Stock; or

               (b) the Company shall offer to the holders of its shares of Common Stock any additional shares of Common Stock or securities convertible into or exchangeable for shares of Common stock or any right to subscribe for or purchase any thereof; or

               (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation, merger, sale, transfer or lease of all or substantially all of its property, assets, and business as an entirety) shall be proposed, then in any one or more of said events the Company shall give notice in writing of such event to the Holder at his last address as it shall appear on the Company's records at least twenty (20) days' prior to the date fixed as a record date or the date of closing the transfer books for the determination of stockholders entitled to such dividends, distribution, or subscription rights, or for the determination of stockholders entitled to vote on such proposed dissolution, liquidation or winding up. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to publish, mail or receive such notice or any defect therein or in the publication or mailing thereof shall not affect the validity of any action taken in connection with such dividend, distribution or subscription rights, or such proposed dissolution, liquidation or winding up. Each person in whose name any certificate for shares of Common Stock is to be issued shall for all purposes be deemed to have become the holder of record of such shares on the date on which this instrument was surrendered and payment of the Warrant Price was made, irrespective of the date of delivery of such stock certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares of Common Stock at the close of business on the next succeeding date on which the stock transfer books are open.

         5. Condition of Exercise of Warrant. In order to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and relevant state law, the Company may require the Holder as a condition of the exercising of this Warrant, to give written assurance satisfactory to the Company that the shares subject to this Warrant are being acquired for his own account, for investment only, with no view to the distribution of same, and that any subsequent resale of any such shares either shall be made pursuant to a registration statement under the Securities Act which has become effective and is current with regard to the shares being sold, or shall be pursuant to an exemption from registration under the Securities Act. If the shares of Common Stock purchased pursuant to the exercise of this Warrant are not subject to an effective registration statement under the Securities Act, the certificate(s) evidencing shares of Common Stock purchased upon exercise of this Warrant shall bear the following restrictive legend or a similar legend to the same effect:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR UNDER ANY STATE SECURITIES LAW, HAS BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT THERETO UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAW, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

         6. Loss, etc. of Warrant. Upon receipt of evidence satisfactory to the Company, of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen, or destroyed, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute, and deliver to the Holder a new Warrant of like date, tenor and denomination.

         7. Governing Law. This Warrant and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the law of the State of New York.

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         IN WITNESS WHEREOF, News Communications, Inc. has caused this Warrant to be executed on the 4th day of June, 2001.


                                   NEWS COMMUNICATIONS, INC.


                                   By:  /s/ Jerry Finkelstein
                                       -------------------------------
                                            Jerry Finkelstein
                                            Chairman

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                                    PURCHASE

         The undersigned, _____________________________________ , pursuant to the provisions of the foregoing Warrant, hereby agrees to subscribe for and purchase _____________________________ shares of the Common Stock of NEWS COMMUNICATIONS, INC. covered by said Warrant, and makes payment therefor in full at the price per share provided by said Warrant.

         The undersigned represents that the exercise of the foregoing warrant was solicited by ____________________________ . If not solicited by _______________________________ , please write "unsolicited" in the space below. Unless otherwise indicated, it will be assumed that the exercise was solicited by ________________________________ .


                           ---------------------------------------------------
                           (Write "unsolicited" on above line if not solicited

                           by                                          )
                              -----------------------------------------

Dated:                     Signature:
        --------                     ------------------------------------------

                           Address:
                                    --------------------------------------------








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                                 FULL ASSIGNMENT

         FOR VALUE RECEIVED ____________________________________ hereby sells, assigns and transfers unto _______________________________________________ the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint_______________________________________________________,
 attorney, to transfer said Warrant on the books of NEWS COMMUNICATIONS, INC.


Dated:                     Signature:
        --------                     ------------------------------------------

                           Address:
                                    --------------------------------------------

                                    --------------------------------------------




                               PARTIAL ASSIGNMENT

         FOR VALUE RECEIVED ________________________ hereby assigns and transfers unto ________________________ the right to purchases
_______________________ shares of Common Stock of NEWS COMMUNICATIONS, INC. by the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced hereby, and does irrevocably constitute and appoint
_________________________________________________ , attorney to transfer that part of said Warrant on the books of NEWS COMMUNICATIONS, INC.


Dated:                     Signature:
        --------                     ------------------------------------------

                           Address:
                                    --------------------------------------------

                                    --------------------------------------------







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